EXHIBIT 10.1.15

			  RELEASE AGREEMENT




					     February 28, 1997

Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020

Gentlemen:

	Congress Financial Corporation ("Lender") and Charming Shoppes, Inc., Charming Shoppes of Delaware, Inc., CSI Industries, Inc. and FB Apparel, Inc. (collectively, the "Borrowers") have heretofore entered into certain financing arrangements pursuant to which Lender has made loans and advances and provided other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated November 30, 1995, by and among Borrowers and Lender, as amended (the "Existing Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, various guaranties, dated November 30, 1995 (the "Existing Guarantees"), by each of the companies listed on Exhibit A annexed hereto (individually and collectively, the "Existing Guarantors") in favor of Lender (all of the foregoing, together with the Existing Loan Agreement and the Existing Guarantees, being collectively referred to herein as the "Existing Agreements").

	Contemporaneously herewith Lender and Borrowers are modifying and restating the existing financing arrangements set forth in the Existing Agreements and entering into new financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrowers and certain of its affiliates as set forth in the Second Amended and Restated Loan and Security Agreement, dated of even date herewith, by and among Borrowers and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, various guaranties and security agreements, each dated of even date herewith, by each of the Existing Guarantors who are not listed on Exhibit B annexed hereto (individually and collectively, the "Remaining Guarantors"), (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

	Pursuant to the terms of the Financing Agreements, Borrowers and Existing Guarantors have requested that (i) the Existing Guarantors listed on Exhibit B annexed hereto (individually and collectively, the "Released Guarantors") be released by Lender from the financing arrangements set forth in the Existing Agreements, (ii) that Lender release its security interest in any and all assets of the Released Guarantors and (iii) Lender release its security interest in those assets previously granted to Lender by the Remaining Guarantors and Borrowers pursuant to the Existing Agreements which have not also been granted to Lender pursuant to the Loan Agreement and the other Financing Agreements.

	In consideration of the foregoing and other good and valuable consideration, the parties hereby agree as follows:

	1.  Releases.

	2. Subject to the terms and conditions contained herein, Lender hereby releases, discharges and acquits each of the Released Guarantors from: 2. the financing arrangements heretofore entered into among Lender, Borrower and Existing Guarantors pursuant to the Existing Agreements, all of which arrangements and agreements with the Released Guarantors are hereby terminated, canceled and of no further force and effect and 2. payment and performance of all obligations, liabilities and indebtedness to Lender of every kind, nature and description, direct or indirect, absolute or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, however acquired, arising under or in connection with the Existing Agreements.

	3. Lender hereby terminates and releases any and all security interests in and liens upon any and all properties and assets of the Released Guarantors heretofore granted, pledged, assigned to, or otherwise claimed by, Lender, whether personal, real or mixed, tangible or intangible, pursuant to the Existing Agreements.

	4. Lender hereby terminates and releases any and all security interests in and liens upon all properties and assets of Borrowers and the Remaining Guarantors heretofore granted, pledged, assigned to or otherwise claimed by Lender except for those properties and assets of Borrowers and Remaining Guarantors of a type included in the definition of "Collateral" as such term is defined in the Loan Agreement and the other Financing Agreements.

	5. Each of the Released Guarantors, for and in consideration of the release above, does hereby release, discharge and acquit Lender and its officers, directors, agents and employees and their respective successors and assigns from all obligations to the Released Guarantors (and their respective successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of action, whether in law or in equity, that any of the Released Guarantors at any time had or has, or that they or their respective successors or assigns hereafter can or may have against Lender and its officers, directors, agents and employees and their respective successors and assigns, directly or indirectly arising out of or in any way related to the Existing Agreements or any transactions thereunder.

	6. Conditions Precedent. The effectiveness of the releases contained in Section 1 hereof and any other termination statements or other similar release instruments delivered in connection herewith, is subject to and conditioned upon the receipt by Lender of the following:

	7. an original of this Agreement duly executed by the parties hereto; and

	8. originals of the Financing Agreements duly executed by the parties hereto.

	9. Further Assurances. At Borrowers' request, and at Borrowers' expense, Lender agrees to execute and deliver additional releases and/or termination statements and such other and further documents, instruments and agreements as may be reasonably requested in order to effect or evidence more fully the matters covered hereby.

	10. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original hereof and submissible into evidence and all of which together shall be deemed to be a single instrument.

	11. Construction. All references to "Lender" or "Borrower" or "Guarantor" herein shall include their respective successors and assigns. All references to "Borrowers" or "Guarantors" herein shall mean each and all of them and their respective successors and assigns, jointly and severally, individually and collectively.

				      Very truly yours,

				      CONGRESS FINANCIAL CORPORATION

				      By: __________________________

				      Title:________________________


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ACKNOWLEDGED AND AGREED:

CHARMING SHOPPES, INC.

By: __________________________

Title:________________________

CHARMING SHOPPES OF DELAWARE, INC.

By: __________________________

Title:________________________

CSI INDUSTRIES, INC.

By: __________________________

Title:________________________


FB APPAREL, INC.

By: __________________________

Title:________________________


EACH OF THE CORPORATIONS LISTED ON
SCHEDULE A TO EXHIBIT A ANNEXED HERETO

By: __________________________

Title:________________________

EACH OF THE CORPORATIONS LISTED ON
SCHEDULE B TO EXHIBIT A ANNEXED HERETO

By: __________________________

Title:________________________




EXHIBIT A TO RELEASE AGREEMENT

List of Existing Guarantors




EXHIBIT B TO RELEASE AGREEMENT

List of Released Guarantors